Filed Pursuant to Rules 497(k) and 497(e)

Registration No. 033-52742

SUNAMERICA SERIES TRUST

SA Columbia Technology Portfolio

Supplement dated June 11, 2020, to the Summary Prospectus and Prospectus, each dated

May 1, 2020, as amended and supplemented to date

Effective immediately, the following changes are made:

The last paragraph of the subsection entitled "Principal Investment Strategies of the Portfolio" is deleted in its entirety and replaced with the following:

In evaluating whether to sell a security, the subadviser considers, among other factors, whether in its view:

∙Its target price has been reached;

∙Its earnings are disappointing;

∙Its revenue growth has slowed;

∙Its underlying fundamentals have deteriorated; or

∙If the subadviser believes that negative country or regional factors may affect a company's outlook.

The subsection entitled "Principal Risks of Investing in the Portfolio – Non-Diversification Risk" is deleted in its entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SCSP-86703T-CT1.1 (06/20)

Filed Pursuant to Rule 497(e)

Registration No. 033-52742

SUNAMERICA SERIES TRUST

Supplement dated June 11, 2020, to the Statement of Additional Information ("SAI"),

dated May 1, 2020, as amended and supplemented to date

Effective immediately, the following changes are made:

The subsection entitled "Supplemental Glossary – Non-Diversified Status" is deleted in its entirety and replaced with the following:

Non-Diversified Status. The SA Fidelity Institutional AM® Real Estate Portfolio, SA Goldman Sachs Global Bond Portfolio and SA Janus Focused Growth Portfolio are considered "non-diversified" investment companies, and the SA Large Cap Growth Index Portfolio may become "non-diversified" solely as a result of a change in the relative market capitalization or index weighting of one or more of its benchmark index constituents. As a result, under the 1940 Act, the Portfolios are limited (or in the case of the SA Large Cap Growth Index Portfolio, may be limited) only by their own investment restrictions as to the percentage of their assets that may be invested in the securities of any one issuer. However, in spite of the flexibility under the 1940 Act, the Portfolios still have to meet quarterly diversification requirements under the Internal Revenue Code of 1986, as amended (the "Code"), in order to qualify as regulated investment companies. As a result of the Code's diversification requirements, the Portfolios may not have the latitude to take full advantage of the relative absence of 1940 Act diversification requirements.

The subsection entitled "Investment Restrictions – Diversification" is deleted in its entirety and replaced with the following:

Each of the Portfolios, except the SA Fidelity Institutional AM® Real Estate Portfolio, SA Goldman Sachs Global Bond Portfolio and SA Janus Focused Growth Portfolio, is currently classified as a diversified fund under the 1940 Act. This means that the Portfolios (other than the SA Fidelity Institutional AM® Real Estate Portfolio, SA Goldman Sachs Global Bond Portfolio and SA Janus Focused Growth Portfolio) may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the Portfolio's total assets would be invested in securities of that issuer (except, in the case of the SA Large Cap Growth Index Portfolio, as may be necessary to approximate the composition of its benchmark index) or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the Portfolio can invest more than 5% of its assets in one issuer. Under the 1940 Act, a Portfolio cannot change its classification from diversified to non-diversified without shareholder approval.

Each of the SA Fidelity Institutional AM® Real Estate Portfolio, SA Goldman Sachs Global Bond Portfolio and SA Janus Focus Growth Portfolio is currently classified as a non-diversified fund under the 1940 Act. As a result, the Portfolios are limited only by their own investment restrictions as to the percentage of their assets that may be invested in the securities of any one issuer. However, in spite of the flexibility under the 1940 Act, the Portfolios still have to meet quarterly diversification requirements under the Code in order to qualify as regulated investment companies. As a result of the Code's diversification requirements, the Portfolios may not have the latitude to take full advantage of the relative absence of 1940 Act diversification requirements.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the

SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

  SAST_SAI_SUP1.2 (06/20)